EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 18 U.S.C SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Great American Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2. That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: March 30, 2010

GREAT AMERICAN GROUP, INC.

/s/ ANDREW GUMAER
Andrew Gumaer Chief Executive Officer (Principal Executive Officer)